Exhibit 99.1

Exhibit 99.1

Catalent

Aptuit CTS Acquisition Financing & Amendment Discussion

JOHN CHIMINSKI PRESIDENT & CEO

MATTHEW WALSH SVP FINANCE & CFO

February 2012

more products. better treatments. reliably supplied.™

Forward Looking Statements

This presentation contains both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the use of statements that include phrases such as “believe,” “expect,” “anticipate”, “intend”, “estimate”, “plan”, “project”, “foresee”, “likely”, “may”, “will”, “would” or other words or phrases with similar meanings. Similarly, statements that describe our objectives, plans or goals are, or may be, forward-looking statements.

These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from Catalent Pharma Solutions’ expectations and projections. Some of the factors that could cause actual results to differ include, but are not limited to, the following: general industry conditions and competition; product or other liability risk inherent in the design, development, manufacture and marketing of our offerings; inability to enhance our existing or introduce new technology or services in a timely manner; conditions in the credit markets and economic conditions generally, such as interest rate and currency exchange rate fluctuations; technological advances and patents attained by competitors; our substantial debt and debt service requirements that restrict our operating and financial flexibility and impose significant interest and financial costs; risks and uncertainties, including satisfaction of specified conditions, associated with the consummation of the acquisition of Aptuit’s Clinical Trial Supplies business; our ability to successfully integrate acquired businesses and realize any anticipated synergies and cost reductions; and our ability to complete the planned amendment and extension of a portion of our existing term loan facility, including the ability to obtain the consent of the requisite lenders and to satisfy any conditions precedent to the amendment being effective. For a more detailed discussion of these and other factors, see the information under the caption “Risk Factors” in our most recent Annual Report on Form 10-K and our other reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this release or as of the date they are made, and Catalent Pharma Solutions does not undertake to update any forward- looking statements as a result of new information or future events or developments unless required by law.

1

Non-GAAP Financial Measures

Management measures operating performance based on consolidated earnings from continuing operations before interest expense, expense/ (benefit) for income taxes and depreciation and amortization and adjusted for the income or loss attributable to non-controlling interest (“EBITDA from continuing operations”). EBITDA from continuing operations is not defined under U.S. GAAP and is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations. Management believes these non- GAAP financial measures provide useful supplemental information for its investors’ evaluation of the Company’s business performance and are useful for period-over-period comparisons of the performance of the Company’s business.

We believe that the presentation of EBITDA from continuing operations enhances an investor’s understanding of our financial performance. We believe this measure is a useful financial metric to assess our operating performance from period to period by excluding certain items that we believe are not representative of our core business and use this measure for business planning purposes. In addition, given the significant investments that we have made in the past in property, plant and equipment, depreciation and amortization expenses represent a meaningful portion of our cost structure. We believe that EBITDA from continuing operations will provide investors with a useful tool for assessing the comparability between periods of our ability to generate cash from operations sufficient to pay taxes, to service debt and to undertake capital expenditures because it eliminates depreciation and amortization expense. We present EBITDA from continuing operations in order to provide supplemental information that we consider relevant for the readers of the financial statements, and such information is not meant to replace or supersede U.S. GAAP measures. Our definition of EBITDA from continuing operations may not be the same as similarly titled measures used by other companies.

In addition, the Company evaluates the performance of its segments based on segment earnings before minority interest, other (income) expense, impairments, restructuring costs, interest expense, income tax (benefit)/expense, and depreciation and amortization (“Segment EBITDA”).

Under the indentures governing the notes, the Company’s ability to engage in certain activities such as incurring certain additional indebtedness, making certain investments and paying certain dividends is tied to ratios based on Adjusted EBITDA (which is defined as “EBITDA”in the indentures). Adjusted EBITDA is based on the definitions in the Company’s indentures, is not defined under U.S. GAAP, and is subject to important limitations. We have included the calculations of Adjusted EBITDA for the periods presented. Adjusted EBITDA is the covenant compliance measure used in certain covenants under the indentures governing the notes, particularly those governing debt incurrence and restricted payments. Because not all companies use identical calculations, the Company’s presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

Included in this presentation is a reconciliation of earnings / (loss) from continuing operations to EBITDA from continuing operations and to Adjusted EBITDA.

2

Agenda

Transaction Overview

Morgan Stanley

Business Overview & Credit Highlights

John Chiminski, President & CEO

Financial Overview

Matthew Walsh, SVP Finance & CFO

Syndication Overview

Morgan Stanley

3

Presenters’ Biographies

John Chiminski

President & CEO

President and CEO since March 2009

More than 20 years of industry experience with diversified business background including manufacturing, supply chain optimization, R&D, customer service and business management

Previously served as President and CEO of GE Medical Diagnostics, a division of GE Healthcare

BS from Michigan State University; MS from Purdue University; MS from Kellogg School of Management at Northwestern University

Matthew Walsh

SVP Finance & CFO

SVP Finance and CFO since April 2008

More than 13 years of industry and financial experience serving as CFO of several companies across a variety of industries

Previously served as President and CFO of Escala Group, Inc., a global collectibles network and precious metals trader

BS and MBA from Cornell University; CFA charterholder

4

Transaction Overview

Transaction Overview

Catalent Pharma Solutions, Inc. (“Catalent” or the “Company”), an affiliate of The Blackstone Group (“Blackstone”), has entered into an agreement to purchase Aptuit LLC’s Clinical Trial Supplies business (“CTS”) for $407mm

Acquisition financing to include: $27mm of cash on hand (includes $20mm of deal fees and expenses)

$400mm Incremental Term Loan issuance (due 2017)

Seek to extend a portion of the $1.0bn and €253mm Term Loans to 2016 immediately after closing the Aptuit CTS acquisition

6

Sources and Uses

(US$ mm)

Sources

New Incremental Term Loan

$400

Cash on Hand

27

Total Sources of Funds

$427

Uses

Acquisition of Aptuit CTS

$407

Transaction Fees & Expenses

20

Total Uses of Funds

$427

7

Pro Forma Capitalization

(US$ mm)

12/31/11

Adj.

Pro Forma

Cash

$203.4

($27.0)

$176.4

Revolver ($350mm) (1)

–

–

Term Loan B (includes €253mm)

1,343.1

1,343.1

New Incremental Term Loan

–

400.0

400.0

Senior Notes

624.4

624.4

Senior Subordinated Notes (€225mm)

281.7

281.7

Other Debt (incl. capitalized lease oblig.)

26.5

26.5

Total Debt

$2,275.7

$2,675.7

Summary Credit Statistics

12/31/11

Pro Forma

Adj. EBITDA

$372.5

$430.0(2)

Net Debt / Adj. EBITDA

5.6x

5.8x

Adj. EBITDA / Interest Exp (3)

2.2x

2.3x

Note: Financials assume Euro rate of 1.3072 for 12/31/2011 Euro denominated debt

(1) On June 1, 2011, Catalent amended and extended its Revolving Credit Facility; the size of the Revolving Credit Facility will remain at $350mm until April 2013, then the size of the Revolving Credit Facility will decrease to ~$200mm until its maturity in April 2016

(2) Includes Aptuit CTS 9/30/11 LTM EBITDA of $40mm and run-rate synergies of $17mm (further details to be provided in private lenders’ presentation)

(3)	Interest expense includes impact of hedges
8

Business Overview & Credit Highlights

Aptuit CTS Company Overview

Business Description

Aptuit’s Clinical Trial Supplies business (“CTS”) is a leading supplier of clinical trial materials and logistics to the global biopharmaceutical industry. It operates two segments: Clinical Packaging and Logistics (“CP&L”) business: packages, stores and coordinates the distribution of drugs for use in clinical trials — Once the drugs have been packaged, they are stored in one of CTS’s 6 worldwide facilities

— Packages are then shipped to one of the company’s 30+ third party worldwide depots, reaching more than 70 countries on 6 continents

Pharma Development and Manufacturing (“PDM”) business: provides drug formulation, analytical testing, and small scale manufacturing services

(1) Reimbursed costs are 100% passed through; these costs are shown as revenue and then fully expensed on the income statement

(2)	Represents location of revenue origination for LTM 6/30/2011
(3)	Represents LTM 3/31/2011

Summary Financials

FY Ending 9/30

(US$ mm)

2010A

2011A

Contract Revenue

165.7

172.7

Reimbursed Costs(1)

34.8

24.2

Total Revenue

200.5

196.8

Adjusted EBITDA

39.3

40.2

% Margin

19.6%

20.4%

Capital Expenditures

3.5

1.2

% Revenue

1.8%

0.6%

Revenue by Geography(2)

US

3%

48%

Europe

ROW

49%

Customers by Type(3)

CRO

Biotech

5%

64%

31%

Other <1%

Pharma

Transaction Rationale

Catalent becomes the #2 global clinical supply solutions provider

Aptuit’s storage & distribution emphasis aligns well with Catalent’s in packaging

Attractive customers, minimal overlaps

Singapore operation provides a base for Asian expansion

New commercial scale opportunities for Catalent oral businesses

We will create more value by bringing our operational excellence focus to Aptuit

Stg. & Dist. / Mfg. & Pkg.

77%

42%

63%

23%

58%

37%

Aptuit CTS

Catalent Clinical

Pro Forma

Catalent

Clinical

We have grown our clinical business at >10% CAGR over last 5 years

Catalent + Aptuit CTS Pro Forma Statistics

+ = +

Packaging Services Supplies Development & Clinical Clinical Trial Packaging & Clinical Development

Services

9% 11% Sterile 8%

Net Revenue Sterile 12% by Segment(1) 100% 11% 20%

68% 61%

Oral Technologies Oral Technologies

Packaging Development Packaging

Clinical Trial

3% & Clinical Supplies 2% Development

Sterile Services Sterile & Clinical

7% 9% 6% Services

EBITDA by 21%

Segment(1) 100%

81% 71%

Oral Oral

Technologies Technologies

(US$ mm) Catalent(2) Aptuit CTS(2) Pro Forma

Net Revenue 1,693.4 196.8 1,890.2

Adj. EBITDA 372.5 40.2 430.0 (3)

% Margin 22.0% 20.4% 22.8%

Capex 111.6 1.2 112.8

% of Revenue 6.6% 0.6% 6.0%

(1) Charts exclude Catalent intercompany segment revenues and unallocated costs; percentage allocations based on 12/31/11 LTM financials for Catalent and 9/30/11 LTM financials for Aptuit CTS

(2) Financials shown reflect 12/31/11 LTM financials for Catalent and 9/30/11 LTM financials for Aptuit CTS

(3) Includes run-rate synergies of $17mm (further details to be provided in private lenders’ presentation)

Catalent - the Global Leader in Development Solutions and Advanced Delivery Technologies

Unique position and diversity

Half of new drugs approved since 2006

75% of top-selling 200 drug compounds

Customers in nearly 100 countries

Brands/generics, biologics/biosimilars

Unmatched scale, proven results

23 facilities, 8,500 employees

$1.7 billion revenues, 22% LTM Adj. EBITDA

10 quarters of strong EBITDA momentum

Created via carve-out in 2007

100+ year legacy of serving industry

Owned by The Blackstone Group

Our Customer Promise

To bring more products products to market faster

To develop better products that improve patient outcomes

To reliably supply products with consistent quality and performance

Note: All figures shown above exclude impact of pending Aptuit CTS acquisition

Catalent Segment Overview

Delivery

Advanced

Services

Enabling

Oral

Technologies

Sterile

Technologies

Development

& Clinical

Services

Packaging

Services

#1 in advanced technologies for oral delivery of drugs, biologics and consumer health

#1 in blow-fill-seal for drugs and biologics, #2 in prefilled syringe fill/finish

#1 integrated provider, #2 in respiratory, #4 in global clinical supply (#2 with Aptuit CTS)

Leader in commercial packaging for oral and injectable drugs and biologics

Sales

EBITDA

% Margin

Sales

EBITDA

% Margin

Sales

EBITDA

% Margin

Sales

EBITDA

% Margin

1,166

321

28

27

13

37

19

12

8

209

196

146

Note: All amounts shown above reflect Catalent standalone financials, LTM as of December 31, 2011 ($mm), and exclude Corporate and unallocated costs and discontinued operations Sources: IMS Health, Datamonitor, Freedonia, Frost & Sullivan, and Company analysis

Attractive Position in Strong and Growing Markets

Pharmaceuticals are a growth market - globally

- Developed markets 2% growth, emerging markets 12%+
- Biologics, generics growing 5x/3x faster than market

Growing demand for advanced drug delivery

- 1 in 5 doses today ➔ 2 in 5 doses by 2015
- Improving medical outcomes a must for payors

R&D spending drives development solutions

- $136bn globally – $20bn in our offering areas
  - Clinical materials spend ~13% of R&D, 10%+ CAGR
- Outsourcing trend to fewer, safer vendors



Global Rx Market
(US$ bil)
$800
$400
$0
ROW
Japan
EU
US
2011
2015

Source: Datamonitor, EvaluatePharma

Catalent is *uniquely positioned* to capitalize on these trends due to our technology breadth, product supply expertise, and deep relationships across industry

15

Catalent’s Broad and Diverse Revenue Streams

Geography Customer Product Offering

All Other

20%

US 43%

Europe 37%

Five continents, nearly 100 countries

Top 20

58%

All Other

42%

1,000+ customers

All Other

73%

Top 20

27%

5,000+ products, none >3% of sales

Diverse markets and offerings

BFS 5%

CMC 4%

Clinical 6%

Softgel Rx 30%

MRT 19%

Injectables 8%

Packaging 9%

Softgel Consumer Health 19%

Note: Revenue by Customer, Product, and Offering shown above reflective of Catalent FY2011 actual financials, and excludes impact of pending Aptuit CTS acquisition; Revenue by Geography shown above as of FY2010, displayed by end-markets and excludes impact of pending Aptuit CTS acquisition

Advanced Technologies Drive & Sustain Market Leadership

Advanced delivery technologies help solve critical product challenges

Improving how drugs work in patients

Improving how patients use their drugs

Reducing adverse side effects

Serving special population needs

Improved value

improved market share

Our patents and know-how differentiate us from outsourcing providers

Strong culture of innovation

1,300 patents and applications

No near-term material IP expirations

200 175 150 125 100 75 50 25 0

2008 2009 2010 2011

2008-2011 Catalent Patenting

Filed

Issued

Note: All figures shown above exclude impact of pending Aptuit CTS acquisition

Supply Contracts for Advanced Delivery Technologies Create Substantial and Long-Term Value

Advanced delivery technologies frequently extend total life and expand value of products

- Enhance lifetime value of NCEs by ~25% - 50%
- "Following the **molecule"** maximizes value for us
- We participate in several ways
  - Innovator development and launch
  - Generic conversion of innovator
  - Rx-to-OTC switch (branded, private label)

Product-centric business driven by long-term contracts provides clear visibility to future revenues

- Relationships often last entire life of compound
- Approximately two-thirds of revenues under long-cycle contracts
- Typical long-cycle contracts provide
  - Long-term commitments for sourcing, volume
  - Indexed pricing, plus other pass-throughs

Advanced Delivery Extends Product Life

Product Revenues


25 – 50%
More Value
Conventional
Delivery Form
Advanced
Delivery
form

Years after Launch

Revenue Mix


Short-Term
Contracts
(~33%)
Long-Term
Contracts
(~67%)

Note: All figures shown above exclude impact of pending Aptuit CTS acquisition

18

Diversified Customer Base

Catalent Revenue

Broad and deep relationships across the globe

90 of top 100 pharma, 44 of top 50 biotech

Strong diversity – drug and biotech, Rx/OTC/VMS

Substantial existing customer growth opportunity

Note: All figures shown above reflective of Catalent and exclude impact of pending Aptuit CTS acquisition

Our Operational Excellence and Regulatory Strength Enable our Long-Term Product Supply Revenues

Operational excellence is a core competitive advantage for us

Relentless focus on LEAN, reliably supplied

EHS rigor: ~60% safer today

Customer driven: on time delivery ~98%

Productivity and operating metric improvements

Our quality and regulatory track record is excellent

53 regulatory audits in last year – no major findings (more than half with zero observations)

Rigorous quality metrics and operating mechanisms

All sites inspection-ready

On Time Delivery

(%)

100

95

90

85

FY09

FY10

FY11

Rejects

# Lots

2,500

1,750

1,000

?33%

FY09

FY10

FY11

Our ability to reliably supply is the foundation of our business

Strong Leadership Team in Place

Transformed executive team:

200+ years of industry experience

Average of 20+ years of functional expertise

Upgraded global senior leadership team, with nearly 50% new to role

Immersed senior leadership team in “Lean Six Sigma”, Kellogg marketing, Purdue bootcamps

J. Chiminski President & CEO

M. Walsh SVP Finance & CFO

S. Leonard SVP Operations

S. Johnson SVP Quality

K. Nielsen CTO & SVP Innovation

W. Downie SVP Global Sales & Mktg

S. Houlton President Development & Clinical Services

D. Heyens President Softgel Technologies

I. Muir President Modified Release Technologies

B. Littlejohns President Medication Delivery Solutions

S. Khichi CAO, SVP & General Counsel

L. Miyamoto SVP Human Resources

C. Silvey Vice President Internal Audit

C. Stamoran VP Corporate Dev. & Strategy

Financial Overview

Our Evolving Focus

2007-2009 Standing Up

•Brand launch •Back office operations •Two site sales

2009-2011 Transforming

•New CEO (3/09) and leadership •Drive performance excellence •Functional re-alignment •Base cost-driven earnings growth •Printed Comp. sale

2011+ Growing

Clear 5 year plan for growth

Accelerated innovation investments

Investments in sales and marketing excellence

Renewed focus on in-organic growth

We Have Transformed Catalent

Upgraded Leadership Team

- ✓CEO
- ✓Operations SVP
- ✓Quality SVP
- ✓Business unit heads
- ✓New Sales, CTO SVPs
- ✓Realigned incentives

• 50% of next 150 top employees new to role/company
• Broader and deeper cross-industry talent
• Fresh perspectives

Transformed Operations & Quality

- ✓Lean Six Sigma
- ✓Compliance, quality, EHS rigor
- ✓Operating metric improvements
- ✓Base cost, capex, & working capital discipline

• 30% safer
• $100mm+ working capital improvement
• 60+ "no findings" regulatory audits
• Labor productivity up
• $60mm+ saved

Rationalized Portfolio & Structure

- ✓Functional reporting
- ✓Realigned into new DevClin, Medication Delivery BUs
- ✓Refocused strategy
- ✓Pruned portfolio of underperformers

• Proceeds ~$50mm
• Fixed cost savings
• Clear strategic priorities, stronger growth focus
• 1,500 employees less, 9 fewer sites

Driving Sales, Marketing & Innovation

- ✓Built Strategic Marketing capability
- ✓Miller-Heiman methodology
- ✓Added to sales force, aligned incentives
- ✓Created Innovation & Growth function

• Sales funnel growing
• Multi-year revenue forecasting visibility
• Upped innovation investment by 4x
• Reignited inorganic growth activity

We have followed a clear blueprint to increase margins and growth

24

Ten Quarters of Financial Momentum at Catalent

LTM Adjusted EBITDA

(US$ mm)

+37% since FY’09

369 373 351 333 318 324 310 315 298 290 272

LTM Adjusted EBITDA Margin

22.0%

22.1%

20.9%

21.4%

19.6%

20.4%

19.2%

19.6%

18.5%

18.6%

17.4%

Q4 ‘09

Q1 ‘10

Q2 ‘10

Q3 ‘10

Q4 ‘10

Q1 ‘11

Q2 ‘11

Q3 ‘11

Q4 ‘11

Q1 ‘12

Q2 ‘12

Q4 ‘09 Q1 ‘10 Q2 ‘10 Q3 ‘10 Q4 ‘10 Q1 ‘11 Q2 ‘11 Q3 ‘11 Q4 ‘11 Q1 ‘12 Q2 ‘12

Improved offering mix to higher margin (Oral Tech, Dev’t & Clinical)

Strong base cost discipline enabled by functional re-alignment

Expanded Adjusted EBITDA margin +460 bps; Adjusted EBITDA up $100mm

Note: Financials shown above pro forma for divestiture of Printed Components business in Q4 FY11

Aptuit CTS Historical Financial Performance

FY2011 vs. FY2010

CP&L

European contract revenue grew 5.7% YoY following successful negotiations in establishing a strategic partnership with a large pharma customer

Domestic contract revenue declined 8.0% YoY following the conclusion of a large project executed in FY2010

PDM

Contract revenue grew 37.0% YoY as the business made notable improvements to its quality control procedures, while simultaneously successfully executing a strategic alliance with a long-standing customer

Adjusted EBITDA margin increased 80bps due to improved cost structure initiatives and accelerated volume growth in the PDM business

FY Ending 9/30

(US$ mm)

FY 2010

FY 2011

Contract Revenue

165.7

172.7

Reimbursed Costs(1)

34.8

24.2

Total Revenue

200.5

196.8

Adjusted EBITDA

39.3

40.2

% Margin

19.6%

20.4%

Capex

3.5

1.2

% Margin

1.8%

0.6%

(1) Reimbursed costs are 100% passed through; these costs are shown as revenue and then fully expensed on the income statement

Our Clear Strategic Roadmap

	Next 12 Months	Next 36 Months
Organic	• Deliver ~75 new product launches • Enter Analytical EU fee-for-service • Drive labor productivity for added capacity • Leverage recent growth capex investments	• More than 200 customer product launches • Scale up biologics manufacturing • Drive Japan/Brazil growth in new offering platforms • Proactive new product development • Accelerate in growth markets
Inorganic	• Integrate Aptuit CTS • Scale-up OptiDose, OptiMelt • Establish China platform • Other oral, injectables advanced delivery technologies tuck-ins	• Establish India platform • Broaden injectables offerings • Build China offering base • Other technology and development service tuck-ins

27

Public Side Q&A

Appendix

Aptuit CTS Adjusted EBITDA Reconciliation

FY Ending 9/30

(US$mm)

FY 2010

FY 2011

Net Income

$(15.7)

$(22.3)

Depreciation & Amortization

13.1

13.0

Interest Expense

19.6

20.0

Income Taxes

6.2

6.1

Florence Revenue

0.4

0.4

EBITDA from Continuing Operations

$23.6

$17.2

Net Corporate Allocations over

16.5

17.2

Standalone Costs

Restructuring and Special Items

0.1

1.4

Acquisition-related Professional Fees

-

5.4

Other

(0.9)

(1.0)

Adjusted EBITDA

$39.3

$40.2

Description

Florence facility not included in sale, but revenue stream to be transferred and included; Costs associated with Florence facility are included in net income above

Corporate allocations including compensation, benefits, professional fees, travel & entertainment, facility expenses, and other misc. SG&A costs that were related to non-CTS employees and non-CTS services but were previously allocated to Aptuit CTS for financial reporting purposes

Restructuring expenses of non-CTS facilities in the UK and Italy that were previously allocated to Aptuit CTS for financial reporting purposes

Allocation of professional fees related to the Aptuit CTS sale process, including audit, legal, diligence, and advisory fees

Catalent Adjusted EBITDA Reconciliation

(US$ mm)	Quarters Ended													
	Sep 30, 2008	Dec 31, 2008	Mar 31, 2009	Jun 30, 2009	Sep 30, 2009	Dec 31, 2009	Mar 31, 2010	Jun 30, 2010	Sep 30, 2010	Dec 31, 2010	Mar 31, 2011	Jun 30, 2011	Sep 30, 2011	Dec 31, 2011
Earnings / (Loss) from Continuing Operations	19.9	(94.9)	(173.5)	(3.0)	(257.9)	(16.6)	(3.0)	9.9	(28.9)	(6.4)	(5.8)	1.6	(5.2)	12.4
Interest Expense, Net	48.3	49.9	42.0	41.4	40.7	44.2	37.3	38.8	40.6	41.1	39.7	44.1	42.2	41.0
Income Tax (Benefit) / Provision	(7.5)	6.9	4.0	13.8	(11.6)	19.4	7.5	6.3	1.4	9.2	8.0	5.6	3.5	7.2
Depreciation and Amortization	36.4	36.0	28.5	32.1	31.4	30.9	30.4	31.0	28.9	30.2	30.4	30.0	29.6	30.7
Noncontrolling Interest	1.8	0.1	(0.7)	(0.6)	1.8	(0.9)	(1.2)	(2.3)	0.8	(1.5)	(1.8)	(1.4)	0.5	(0.8)
EBITDA from Continuing Operations	98.9	(2.0)	(99.7)	83.7	(195.6)	77.0	71.0	83.7	42.8	72.6	70.5	79.9	70.6	90.5
Non-Cash Stock Compensation Expense	1.4	1.0	0.3	(2.9)	(1.1)	1.3	1.0	1.4	1.4	1.0	0.9	0.6	0.9	0.8
Impairment Charges and (Gain) / Loss on Sale of Assets	0.1	(0.1)	172.4	3.3	230.6	(0.3)	(0.2)	4.7	0.6	(0.5)	3.0	0.4	(0.4)	(0.4)
Restructuring and Other Special Items	2.6	1.3	6.1	6.8	1.8	7.4	12.4	13.6	8.0	6.7	7.7	4.6	5.4	13.9
Other Non-recurring / One Time Items	3.5	1.1	2.0	0.6	0.1	(0.3)	-	-	-	-	-	-	-	-
Property and Casualty Losses	-	-	-	-	-	-	-	-	-	-	1.1	10.5	(0.5)	(14.1)
Unrealized FX (Gain) / Loss	(59.2)	63.9	(11.6)	(11.8)	31.1	(13.1)	0.1	(21.9)	10.6	1.5	11.2	2.2	5.3	(6.6)
Other (Sponsor's Fee, Severance)	4.5	2.2	6.0	(2.0)	2.4	3.3	3.5	4.3	3.0	2.9	2.4	5.3	3.4	3.4
Adjusted EBITDA, Quarter	**51.8**	**67.4**	**75.5**	**77.7**	**69.3**	**75.3**	**87.8**	**85.8**	**66.4**	**84.2**	**96.8**	**103.5**	**84.7**	**87.5**
Adjusted EBITDA – Trailing 12 Months	-	-	-	**272.4**	**289.9**	**297.8**	**310.1**	**318.2**	**315.3**	**324.2**	**333.2**	**350.9**	**369.2**	**372.5**

Note: In March 2011, the company classified (and subsequently sold to a third party) its Printed Components as a discontinued operation. Accordingly, all periods presented have been restated to remove the effect of the Printed Components business from Earnings from Continuing Operations, EBITDA from Continuing Operations, Adjustments (where applicable), and Adjusted EBITDA

31